                                                               Merger Announcement  January 21, 2020

   In connection with the proposed merger, FB Financial Corporation (“FB Financial”) will file a registration statement on Form S-4 with the Securities and Exchange Commission (“SEC”). The registration statement will contain the joint proxy statement of Franklin Financial Network, Inc. (“Franklin”) and FB Financial to be sent to the FB Financial and Franklin shareholders seeking their approvals in connection with the merger and the issuance of FB Financial common stock in the merger. The registration statement will also contain the prospectus of FB Financial to register the shares of FB Financial common stock to be issued in connection with the merger. A definitive joint proxy statement/prospectus will also be provided to FB Financial and Franklin shareholders as required by applicable law. Investors and shareholders are encouraged to read the registration statement, including the joint proxy statement/prospectus that will be part of the registration statement, as well as any other relevant documents filed by FB Financial and Franklin with the SEC, including any amendments or supplements to the registration statement and other documents filed with the SEC, because they will contain important information about the proposed merger, Franklin, and FB Financial. The registration statement and other documents filed with the SEC may be obtained for free on the SEC’s website (www.sec.gov). The definitive proxy statement/prospectus will also be made available for free by contacting FB Financial Corporation Investor Relations at (615) 564-1212 or investors@firstbankonline.com, or by contacting Franklin Investor Relations at (615) 236-8327 or investors@franklinsynergy.com. This communication does not constitute an offer to sell, the solicitation of an offer to sell or the solicitation of an offer to buy any securities, or the solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  FB Financial, Franklin, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from FB Financial and Franklin shareholders in connection with the proposed merger under the rules of the SEC. Information about the directors and executive officers of FB Financial may be found in the definitive proxy statement for FB Financial’s 2019 annual meeting of shareholders, filed with the SEC by FB Financial on April 16, 2019, and other documents subsequently filed by FB Financial with the SEC. Information about the directors and executive officers of Franklin may be found in the definitive proxy statement for Franklin’s 2019 annual meeting of shareholders, filed with the SEC by Franklin on April 12, 2019, and other documents subsequently filed by Franklin with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus when it becomes available. Free copies of these documents may be obtained as described in the paragraph above.  IMPORTANT INFORMATION FOR SHAREHOLDERS AND INVESTORS  PARTICIPANTS IN THE SOLICITATION

 Forward - Looking Statements  Certain statements contained in this communication may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, without limitation, statements relating to the timing, benefits, costs, and synergies of the proposed merger with Franklin (which we refer to as the “Franklin merger”), and FB Financial’s and Franklin’s future plans, results, strategies, and expectations. These statements can generally be identified by the use of the words and phrases “may,” “will,” “should,” “could,” “would,” “goal,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target,” “aim,” “predict,” “continue,” “seek,” “projection,” and other variations of such words and phrases and similar expressions. These forward-looking statements are not historical facts, and are based upon current expectations, estimates, and projections, many of which, by their nature, are inherently uncertain and beyond FB Financial’s or Franklin’s control. The inclusion of these forward-looking statements should not be regarded as a representation by FB Financial, Franklin or any other person that such expectations, estimates, and projections will be achieved. Accordingly, FB Financial and Franklin caution shareholders and investors that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, and uncertainties that are difficult to predict. Actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements including, without limitation, (1) the risk that the cost savings and any revenue synergies from the proposed Franklin merger or another acquisition may not be realized or may take longer than anticipated to be realized, (2) disruption from the proposed Franklin merger with customer, supplier, or employee relationships, (3) the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement with Franklin, (4) the failure to obtain necessary regulatory approvals for the Franklin merger, (5) the failure to obtain the approval of FB Financial and Franklin’s shareholders in connection with the Franklin merger, (6) the possibility that the costs, fees, expenses, and charges related to the Franklin merger may be greater than anticipated, including as a result of unexpected or unknown factors, events, or liabilities, (7) the failure of the conditions to the Franklin merger to be satisfied, (8) the risks related to the integration of the combined businesses (Franklin, as well as FB Financial’s pending acquisition of FNB Financial Corp. and any future acquisitions), including the risk that the integration will be materially delayed or will be more costly or difficult than expected, (9) the diversion of management time on merger-related issues, (10) the ability of FB Financial to effectively manage the larger and more complex operations of the combined company following the Franklin merger, (11) the risks associated with FB Financial’s pursuit of future acquisitions, (12) the risk of expansion into new geographic or product markets, (13) reputational risk and the reaction of the parties’ customers to the Franklin merger, (14) FB Financial’s ability to successful execute its various business strategies, including its ability to execute on potential acquisition opportunities, (15) the risk of potential litigation or regulatory action related to the Franklin merger, and (16) general competitive, economic, political, and market conditions. Further information regarding FB Financial, Franklin and factors which could affect the forward-looking statements contained herein can be found in FB Financial's Annual Report on Form 10-K for the fiscal year ended December 31, 2018, its Quarterly Reports on Form 10-Q for the three-month periods ended March 31, 2019, June 30, 2019 and September 30, 2019, and its other filings with the Securities and Exchange Commission ("SEC"), and in Franklin's Annual Report on Form 10-K for the fiscal year ended December 31, 2018, its Quarterly Reports on Form 10-Q for the three-month periods ended March 31, 2019, June 30, 2019 and September 30, 2019, and its other filings with the SEC.Many of these factors are beyond FB Financial’s and Franklin’s ability to control or predict. If one or more events related to these or other risks or uncertainties materialize, or if the underlying assumptions prove to be incorrect, actual results may differ materially from the forward-looking statements. Accordingly, shareholders and investors should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this communication, and neither FB Financial nor Franklin undertakes any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for FB Financial or Franklin to predict their occurrence or how they will affect FB Financial or Franklin. FB Financial and Franklin qualify all forward-looking statements by these cautionary statements.

FirstBank

Highlights of the combination

Strategically compelling

- **Creates the leading community banking franchise in attractive Nashville MSA**
  - Pro forma: #6 in Nashville MSA / #1 in Williamson county / #2 in Rutherford county
  - Adds 20+ high performing, seasoned community bankers—Average of ~20 years experience in the market
- **Core community bank with strong market share in desirable counties in the Nashville MSA**
  - ~25% share in Williamson county / ~10% share in Rutherford county
- **Combination meaningfully accelerates the continuation of Franklin's core bank improvement**
  - Drive customer deposit growth through enhanced offerings and capabilities
  - Exit remaining non-strategic assets with corresponding pay down of wholesale funding

Attractive financial returns

- **~10% accretion to 2021 EPS (first full year)**—Immediately accretive to 2020 EPS
- **Neutral to tangible book value per share**—Includes 3.9% gross loan mark
- **~100bps improvement in 2021 ROATCE**—Further enhances strong financial return profile
- **Provides scale for continued investments**—Well positioned to cross $10bn asset threshold

Manageable in-market transaction

- **Well-known, in-market competitor**—Familiarity with bankers, customers and communities; similar customer-focused cultures
- **Substantially de-risking the Franklin balance sheet**
  - Immediately after closing, exit remaining non-strategic loans—SNC / Healthcare / Corporate
  - Pay down a substantial portion of non-core funding with net proceeds—FHLB / Brokered deposits
- **Seasoned acquirer with significant integration experience**—4 announced acquisitions in last 5 years

Combination creates the premier community bank in Tennessee

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  franchise overview  Company overview  Ticker: FSB (NYSE)Headquarters: Franklin, TennesseeFranchise highlights: Top community bank in highly attractive Williamson and Rutherford countiesRelationship oriented with local decision makingSeasoned team of local bankers—averaging ~20 years of experience  Financial highlights as of 12/31/2019 ($mm)  Leading position in Williamson and Rutherford counties within the Nashville MSA  Source: SNL Financial, FactSet; Note: Financial data as of December 31, 2019¹ Non-GAAP financial measure; ² CAGR shown with a deposit cap of $1bn  Williamson  Rutherford  11.8% 5-year deposit CAGR2$133k proj. median HHI2.3% median HHI proj. CAGR  Presence in Nashville MSA  9.2% 5-year deposit CAGR2$87k proj. median HHI3.0% median HHI proj. CAGR  *PLEASE DO NOT DELETE THIS TEXT BOX*This map was created using ArcMap.Updates and edits can be easily done using the ArcMap program, contact GCFO-Presentations to make edits.NOTE: If the map is ungrouped it can no longer be edited in ArcMap.Workflow reference number is: 3105626-002   Franklin branch    1

FirstBank

Transaction overview

Consideration & structure[1]	▪ **Deal value:** $611 million ▪ **Consideration:** ~95% stock / ~5% cash ▪ **Exchange ratio:** Fixed exchange ratio of 0.9650x of FBK stock + $2.00 per share in cash ▪ **Pricing:** 1.5x Price to tangible book value / 10x Price to 2021E synergized earnings ▪ **Pro forma ownership:** 69% FB Financial / 31% Franklin Financial – James W. Ayers pro forma ownership: ~28%
Financial impact	▪ **Earnings per share:** – **2020:** ~5% accretion – **2021:** ~10% accretion ▪ **Tangible book value per share:** Neutral at close ▪ **Revenue synergies**: Not modeled
Board of directors	▪ **Board of directors:** Three independent members of Franklin Financial's Board of Directors will be added to the FB Financial Board of Directors
Employees & Community	▪ **Key employees:** Key Franklin executives have entered into amended employment agreements with FBK ▪ **Operations center:** Pro forma company's primary operations center and mortgage headquarters will be located in Franklin, TN
Approvals & timing	▪ **Approvals:** Customary regulatory and FB Financial and Franklin Financial shareholders – James. W Ayers, 43.7% owner of FB Financial, has entered into a customary voting agreement to vote his shares in favor of the transaction ▪ **Expected closing:** Third quarter of 2020

Source: FactSet; [1] Based on FB Financial's closing stock price of $38.80 as of January 17, 2020

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FirstBank

Key assumptions

Cost savings & transaction expense	■ **Achievable cost savings:** ~30% of Franklin's operating non-interest expense – Reflects retention of all revenue producers, majority of executive management and operations center in Franklin, TN – Planned consolidation of 7 branches ■ **Tax savings:** ~$2.5mm of annual state tax benefit from Franklin's efficient REIT structure ■ **One-time costs:** ~$50mm (pre-tax) of one-time merger related expenses
Preliminary loan mark and CECL impact	■ **Total gross loan marks:** ~$110mm, or 3.9%, of total loans – Allowance for credit loses (CECL): ~2.7% of total loans – Total accretable mark: ~1.3% of total loans (includes non-PCD fair value credit marks and rate marks)
Balance sheet de-risking	■ **Non-strategic loans:** Exit 100% of remaining loans prior to or immediately after close (see appendix) – ~$430mm of SNC, healthcare and corporate loans as of 12/31/2019 (significant reduction expected prior to close) – Conservative mark included in ACL assumption above ■ **Non-strategic funding:** Pay down FHLB / Brokered CDs with net proceeds ■ **Earnings impact:** ~$10mm reduction to 2021 earnings (no replacement of loans considered in model)
Other fair value marks	■ **Core deposit intangibles:** ~1.2% of regulatory core deposits amortized 10 years straight-line ■ **Other fair value marks:** ~$6.5mm write-up of sub-debt and time deposits accreted over 6 years SL / 1 year SYD
Crossing $10bn asset threshold	■ **Crossing ~$10bn assets:** Opportunistically cross threshold by 12/31/2020 (included in the model) ■ **Incremental operating costs:** Reflected in FBK stand alone expense run-rate and achievable cost save assumptions ■ **Durbin amendment impact:** ~$6mm (pre-tax) annual impact (phased in 50% for 2021 and 100% for 2022)
Capital	■ **Pro forma capital ratios:** Remain significantly in excess of "well capitalized" guidelines – Common equity tier 1 greater than 10% at close – Targeting +/- 100% C&D concentration 4 quarters post-closing – Opportunity to strategically bolster total risk-based capital given current capital structure ■ **Share repurchase authorization:** $50mm remains outstanding

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     24      24      40      40      65      65      840      840  Pro forma franchise is the top community bank in the Nashville MSA  FirstBank Deposit Composition by Market  Standalone  Pro forma²  FirstBankFranklin      1 mile branch overlap¹: 27%3 mile branch overlap¹: 67%  Nashville MSA Deposit Share ($mm)  MSA  Nashville MSA by company  Nashville26%  Other metropolitan markets³35%  Community markets39%  Nashville52%  Other metropolitanmarkets³22%  Community markets26%    Source: SNL Financial; Deposit data as of June 30, 2019; FirstBank pro forma for pending acquisition of FNB Financial¹ Calculated as the percentage of Franklin branches within 1 and 3 miles of a FirstBank branch² Pro forma excludes brokered deposits paid down; ³ Other metropolitan markets include: Chattanooga, Huntsville, Jackson, Knoxville and Memphis  *PLEASE DO NOT DELETE THIS TEXT BOX*This map was created using ArcMap.Updates and edits can be easily done using the ArcMap program, contact GCFO-Presentations to make edits.NOTE: If the map is ungrouped it can no longer be edited in ArcMap.Workflow reference number is: 3105626-002    Nashville

 Williamson  Rutherford  Nashville MSA  U.S.  Nashville is one of the most attractive markets in the U.S.  Nashville has excellent demographic trends  Attractive environment for businesses³  5-yr Projected population growth CAGR  2025 Projected median HHI ($000)  5-year deposit growth CAGR¹  Southeast stats & SNL  Nashville economy BLS  Chamber of commerce  #1 on Forbes’ list for metro area job growth in professional and business services4#2 on SmartAdvisor’s Best Place for New Businesses5#5 on MagnifyMoney’s America's Biggest Boomtowns6#7 on Forbes’ list of fastest growing cities7#8 City for Tech Jobs by Time Magazine8#11 on Inc.’s Best Cities to Start a Business in 20209  Select companies with major Nashville presence  North America HQ  Highly diversified market²  Manufacturing8%  Trade & Transportation20%  Information Services2%  Financial Activities7%  Professional Services16%  Education & Health Services15%  Leisure & Hospitality12%  Government12%  Other4%  Construction 4%  Nashville MSA employment by sector  Source: SNL Financial, Nashville Chamber of Commerce1 CAGR shown with a deposit cap of $1bn; 2 Bureau of Labor Statistics as of November 2019; 3 Nashville Area Chamber of Commerce; Year of publication: 4 2017; 5 2019; 6 2018; 7 2018; 8 2017; 9 2019   5-year Projected median HHI CAGR

Pro forma franchise is customer focused with a diversified loan portfolio funded by core deposits

FirstBank

Loans

FirstBank[1]


Consumer & Other
6%
C&D
13%
Commercial[3]
37%
Residential
21%
CRE[4]
23%

Total Loans HFI: $4,584
Yield on Loans HFI: 5.80%

Franklin[2]


C&D
25%
Commercial[3]
18%
Residential
27%
CRE[4]
30%

Total Loans HFI: $2,374
Yield on Loans: 5.38%

Pro Forma[5]


Consumer & Other
4%
C&D
17%
Commercial[3]
31%
Residential
23%
CRE[4]
25%

Total Loans HFI: $6,959
Yield on Loans: 5.65%

Deposits


Time
25%
Non-interest bearing checking
25%
MMDA & Savings
30%
Interest bearing checking
20%

Total Deposits: $5,137
Cost of total deposits: 1.01%


Brokered
8%
Non-interest bearing checking
11%
Time
15%
MMDA & Savings
39%
Interest bearing checking
27%

Total Deposits: $2,803
Cost of total deposits: 1.55%


Brokered
3%
Non-interest bearing checking
20%
Time
21%
MMDA & Savings
33%
Interest bearing checking
23%

Total Deposits: $7,940
Cost of total deposits: 1.19%

Source: SNL Financial, Company filings; Note: Financial data as of December 31, 2019; [1] FirstBank pro forma for pending acquisition of FNB Financial Corp (FNB data as of September 30, 2019); [2] Franklin pro forma assuming non-strategic assets are divested (includes SNC, Healthcare, other Corporate loans), and brokered deposits paid down with proceeds; [3] Commercial loans include Owner-Occupied CRE; [4] CRE includes non-owner occupied CRE and multi-family; [5] Excludes purchase accounting adjustments, includes impact of sale of non-strategic assets and pay down of brokered deposits

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 Accelerates Franklin’s strategy of exiting non-strategic assets and funding  Source: SNL Financial, Company filings; Note: Financial data as of December 30, 2019; ¹ Non-strategic loans include SNC, Healthcare, and other corporate loans (see appendix)  16% decrease   Franklin’s non-strategic loans¹ ($mm)  Franklin’s total deposits ($mm)  $3,208  11% increase in retail deposits  21% decrease in non- retail deposits

Broader product offering and deposit focus likely to drive revenue enhancements over time

Opportunities for the combined franchise

- ✓ Accelerate core community banking in Nashville MSA
- ✓ Deeper penetration of customer deposit share
- ✓ Increased brand awareness
- ✓ Enhanced ability to recruit talent
- ✓ Accelerate and diversify growth in Nashville MSA through continued focus on:
  - Broader wealth and related offerings
  - Treasury management product improvement
  - Enhanced retail product offerings

Non-interest bearing deposits / total deposits



15%
10%
25%

Cost of total deposits[1]



(54bps)
1.55%
1.01%

Source: SNL Financial, Company filings; Note: FB Financial metrics pro forma for pending acquisition of FNB Financial Corp.
Financial data as of December 31, 2019 (FNB data as of September 30, 2019)
[1] Franklin cost of total deposits pro forma for brokered deposits paid down

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 Strong balance sheet and capital position for future growth  Source: SNL Financial; FB Financial pro forma for pending acquisition of FNB Financial Corp, excluding purchase accounting adjustments.; Financial data as of December 31, 2019 (FNB data as of September 30, 2019)1 Excludes Franklin’s non-strategic portfolio; 2 Excludes brokered and internet time deposits; 3 Pro forma at close presented for illustrative purposes, excludes anticipated balance sheet restructuring, purchase accounting, one-time charges and other expected adjustments between now and close; 4 Estimate inclusive of purchase accounting adjustments and balance sheet restructuring  Pro forma  Pro forma  Pro forma3  Customer loans (HFI)1  Customer deposits2  Customer loans (HFI)1 / Customer deposits2  Estimated capital ratios at close4

Extensive due diligence process completed

- Comprehensive, in-depth due diligence process has been completed
  - 35+ member diligence team spanning credit, finance, tax, compliance, operations and legal
  - Assessment of culture
  - Detailed review of the loan portfolio, credit philosophy and underwriting practices
  - Detailed analysis of funding and liquidity position
  - Review of risk management activities
  - Management review supplemented by third party diligence on loan portfolio
- Disciplined and experienced acquiror
  - FirstBank has completed 3 acquisitions in the past 5 years
  - Integration process will draw on knowledge of best practices from prior acquisitions
  - Supported by strong participation from third parties to supplement resources

FirstBank acquisitions since 2015

2015 | 2016 | 2017 | 2018 | 2019

September 18 (2015)
Acquisition of Northwest Georgia Bank
$286mm assets

July 31 (2017)
Acquisition of American City / Clayton Bank and Trust
$1,195mm assets

April 5 (2019)
Acquisition of 14 branches from Atlantic Capital Financial
$602mm deposits

September 17 (2019)
Announce acquisition of FNB Financial
$250mm assets

Source: SNL Financial

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Summary highlights

- ✓ Significantly enhances franchise in attractive Nashville MSA, moving to #6 in deposit market share
- ✓ Strong community bank with leading share in Williamson and Rutherford counties
- ✓ Builds talent base in Nashville MSA and operational resources to support passing $10bn
- ✓ Compelling financial returns, inclusive of de-risking, with potential for additional upside
- ✓ No book value dilution and robust pro forma capital ratios
- ✓ In-market transaction and comprehensive due diligence are significant risk mitigants
- ✓ Protecting the balance sheet with significant loan mark and exiting non-strategic assets and liabilities

Combination creates the premier community bank in Tennessee

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Appendix

 Overview of Franklin’s non-strategic loan book  Source: Company filings; Note: Financial data as of December 31, 2019